                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Organitech USA, Inc. (the "Company")
on Form 10-QSB for the period ending March 31, 2007, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I Rachel
Ben-Nun, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date:  May 21, 2007

By: /s/ Yaron Shalem
--------------------
Yaron Shalem
Chief Financial Officer